Share Capital	12 Months Ended
Jan. 31, 2022
Notes to Financial Statements
Share Capital

Note 15 – Share Capital

On July 16, 2020, we filed a final short-form base shelf prospectus (the “2020 Base Shelf Prospectus”), allowing us to offer and issue the following securities: (i) common shares; (ii) preferred shares; (iii) senior or subordinated unsecured debt securities; (iv) subscription receipts; (v) warrants; and (vi) securities comprised of more than one of the aforementioned common shares, preferred shares, debt securities, subscription receipts and/ or warrants offered together as a unit. These securities may be offered separately or together, in separate series, in amounts, at prices and on terms to be set forth in one or more shelf prospectus supplements. The aggregate initial offering price of securities that may be sold by us (or certain of our current or future shareholders) pursuant to the 2020 Base Shelf Prospectus during the 25-month period that the 2020 Base Shelf Prospectus, including any amendments thereto, remains valid is limited to an aggregate of $1 billion. No securities have yet been sold pursuant to the 2020 Base Shelf Prospectus.

The following table sets forth the common shares outstanding (number of shares in thousands):

	January 31,	January 31,	January 31,
(thousands of shares)	2022	2021	2020
Balance, beginning of year	84,494	84,156	76,865
Shares issued:
Stock options and share units exercised	262	338	95
Issuance of common shares	—	—	6,900
Acquisitions (Note 3)	—	—	296
Balance, end of year	84,756	84,494	84,156

Cash flows provided from stock options and share units exercised during 2022, 2021 and 2020 were approximately $2.7 million, $6.2 million and $1.5 million, respectively.